UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 13, 2012

VYSTAR CORPORATION

(Exact name of registrant as specified in its charter)

Georgia	000-53754	20-2027731
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3235 Satellite Blvd., Building 400, Suite 290, Duluth GA	30096
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(770) 965-0383

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On September 13, 2012, Vystar Corporation (the “Company”) entered into an LLC Ownership Interest Purchase Agreement (the “Agreement”) with Mary Ailene Miller (“Seller”), the sole member of SleepHealth, LLC, a Georgia limited liability company (“SleepHealth”) to purchase all outstanding membership and ownership interests of SleepHealth, and on the same date completed such purchase (the “Purchase”). Pursuant to the Agreement, the Company:

(a)     Delivered $53,734 cash to Seller;

(b)     Issued a promissory note to Seller in the principal amount of $33,735 payable in twelve (12) equal monthly payments together with interest at an annual rate of five percent (5%);

(c)     issued 636,098 shares of Vystar common stock to Seller; and

(d)     agreed to pay $97,000 of outstanding liabilities of Seller or SleepHealth.

In addition, the Company agreed to pay an additional $40,993 (the “Adjustment Amount”), one-half in cash and one-half in shares of Vystar common stock, in the event that SleepHealth’s EBITDA (earnings before interest, taxes, depreciation and amortization) for the year ended December 31, 2012, is equal to or greater than $129,140. If SleepHealth’s EBITDA for such period is less than $129,140, the Adjustment Amount will be adjusted downward in a pro rata manner.

At closing, the Company and Seller entered into a consulting agreement pursuant to which a limited liability company owned by Seller will provide ongoing services to the Company and SleepHealth as an independent contractor.

On September 19, 2012, the Company issued the press release attached as Exhibit 99.1 regarding the completion of the Purchase.

 Item 2.01   Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Current Report on Form 8-K with respect to the consummation of the Purchaser is incorporated by reference into this Item 2.01.

Item 9.01.   Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

To the extent required, the Company will file by amendment to this Current Report on Form 8-K the historical financial information provided by this Item 9.01(a) within 71 calendar days of the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

To the extent required, the Company will file by amendment to this Current Report on Form 8-K the pro forma financial information provided by this Item 9.01(b) within 71 calendar days of the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

Exhibit 10.1	LLC Ownership Interest Purchase Agreement dated September 13, 2012, between Vystar Corporation and Mary Ailene Miller *

Exhibit 99.1	Press Release, dated September 19, 2012

*	Exhibits and schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of the omitted exhibits and schedules to the Securities and Exchange Commission upon its request. Confidential treatment has been requested as to a portion of this exhibit, which portion has been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYSTAR CORPORATION

September 19, 2012
	By:	/s/ William R. Doyle
William R. Doyle
Chairman, CEO and President